UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 29, 2005

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Commerce Drive, Cranford, New Jersey,		07016
(Address of Principal Executive Offices)		(Zip Code)

(908) 272-8000

(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On March 2, 2005, Mack-Cali Realty Corporation (the “Company”), through its operating partnership Mack-Cali Realty, L.P., completed its acquisition of 100 percent of the partnership interests in three general partnerships which in turn own 100 percent of a 1.2 million square-foot class A office tower on the Jersey City waterfront located at 101 Hudson Street, Jersey City, New Jersey (“101 Hudson”) for an acquisition cost of approximately $330 million in cash, pursuant to the terms and conditions of an Agreement of Purchase and Sale of Partnership Interests among the parties dated as of November 23, 2004 (the “Purchase Agreement”).  The Company previously reported its entry into the Purchase Agreement on a Current Report on Form 8-K dated November 23, 2004 under Item 1.01, and the Purchase Agreement was filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

The acquisition of 101 Hudson was not significant to the Company and the seller was not an affiliate of the Company.  This Current Report on Form 8-K is being filed to provide certain historical and pro forma financial information related to this acquisition pursuant to Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

In connection with the foregoing, the Company hereby files the following documents:

Item 9.01               Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

(1)           Audited Statement of Revenue and Certain Operating Expenses for the Year Ended December 31, 2004 for 101 Hudson Street.

(2)           Unaudited pro forma financial information for the Company is presented as follows:

•      Consolidated balance sheet as of December 31, 2004;

•      Condensed consolidated statement of operations for the year ended December 31, 2004;

•      Notes to Pro Forma Condensed Consolidated Financial Statements; and

•      Estimated Twelve Month Pro Forma Statement of Taxable Operating Results and Operating Funds Available

101 HUDSON STREET

Statement of Revenue and Certain Operating Expenses

Year ended December 31, 2004

(With Independent Auditors’ Report Thereon)

101 HUDSON STREET

Independent Auditors’ Report

The Partners
101 Hudson Street:

We have audited the accompanying statement of revenue and certain operating expenses of 101 Hudson Street (the Property) for the year ended December 31, 2004.  This statement is the responsibility of the Property’s management.  Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Forms 8-K of Mack-Cali Realty Corporation and Mack-Cali Realty, L.P., as described in note 1.  This presentation is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement of revenue and certain operating expenses referred to above presents fairly, in all material respects, the revenue and certain operating expenses described in note 1 of 101 Hudson Street for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Philadelphia, Pennsylvania
March 21, 2005

101 HUDSON STREET

Statement of Revenue and Certain Operating Expenses

Year ended December 31, 2004

Operating revenues:
Base rents	$23,586,174
Escalations and recoveries from tenants	12,634,582
36,220,756
Certain operating expenses:
Real estate taxes	4,194,279
Utilities	792,589
Operating services	7,788,138
Management fees	1,048,108
General and administrative	212,276
14,035,390
Revenues in excess of certain operating expenses	$22,185,366

See accompanying notes to statement of revenue and certain operating expenses

101 HUDSON STREET

Notes to Statement of Revenue and Certain Operating Expenses

December 31, 2004

(1)       Organization and Basis of Presentation

The accompanying statement of revenues and certain operating expenses includes the accounts of the property known as 101 Hudson Street (the Property), a 1.2 million square-foot office property located in Jersey City, New Jersey. The Property was owned by several entities, which were directly or indirectly owned by Hudson Street Owners Limited Partnership I and Hudson Street Owners Limited Partnership II (collectively, the Partners).

The accompanying statement of revenue and certain operating expenses for the year ended December 31, 2004 was prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (SEC), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The statement of revenue and certain operating expenses includes the historical revenue and certain operating expenses of the Property for the year ended December 31, 2004, exclusive of interest income, write-offs of straight-line rental receivables, mortgage interest expense, and depreciation and amortization, which may not be comparable to the corresponding amounts reflected in the future operations of the Property under its new ownership by subsidiaries of Mack-Cali Realty Corporation and Mack-Cali Realty, L.P., who collectively acquired the ownership interests in the Property on March 2, 2005.

(2)       Significant Accounting Policies

(a)       Revenue Recognition

Revenue relating to operating leases is recognized on a straight-line basis over the lease term, regardless of when payments are due. During 2004, contractual rental payments received in excess of straight-line rental revenues recognized were $5,193,263.

The Property is subject to a concentration of credit risk as three tenants (note 3) aggregate approximately 73% of the amount recorded as revenue for the year ended December 31, 2004.

(b)       Escalations and Recoveries from Tenants

Certain operating expenses incurred in the operations of the Property are recoverable from the tenants. The recoverable amounts are based on actual expenses incurred. Expense recoveries are recognized as revenue in the period in which the applicable costs are incurred.

(c)        Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(3)       Operating Leases

The Property is leased to tenants under operating leases with expiration dates through 2017. Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenants proportionate share of, and/or increases in, real estate taxes and certain operating costs, as defined, and the pass-through of charges for electrical usage. One lease also provides for rents based on a percentage of the tenant’s sales over a stipulated amount.

The Property has entered into a lease agreement dated December 29, 1989, with an affiliate of one of the Partners (Tenant). Under the terms of the lease, Tenant will lease approximately 49% of the building for an initial term through March 31, 2007. The lease contains five renewal options, each for five years. The lease provides that Tenant will reimburse the Property for its proportionate share of the Property’s operating expenses, as defined. The obligations of Tenant under the lease have been guaranteed by Merrill Lynch & Co., Inc.

Base annual rentals under the lease are as follows:

April 1992 – March 1997	$8,860,439
April 1997 – March 2002	9,450,613
April 2002 – March 2007	10,040,787

The Property also entered into a lease agreement, during 1994, with Lehman Brothers Holding, Inc. (Lehman). Under the original terms of the lease, Lehman leased approximately 399,000 square feet, or 32% of the building, for an initial term through December 31, 2010. The lease contains two renewal options, each of five years at the prevailing market rate. The lease provides that Lehman will reimburse the Property for its proportionate share of the Property’s operating expenses, as defined.

Effective November 1, 2004, Lehman surrendered approximately 192,000 square feet of space. Upon surrendering this space, Lehman now leases approximately 207,000 square feet, or 17% of the building, through December 31, 2010. As such, the accumulated straight-line base rental revenue recognized over the term in excess of contractual payments received, of $3,180,255, was written off in 2004, since those future payments were no longer due to be received. This amount written off has not been included in the accompanying statement of revenues and certain operating expenses since it is not indicative of future operations. This space has been re-leased as described below.

Base annual rentals under the original lease, net of surrendered space are as follows:

January 2001 – October 2004	$5,890,582
December 2004 – December 2005	3,058,582
Janaury 2006 – December 2010	3,420,667

During 2004, the Property entered into a lease agreement with National Union Fire Insurance Company (NUFIC) to assume the space previously surrendered by Lehman. Under the terms of the lease, NUFIC has leased approximately 208,000 square feet, or 16% of the building, for an initial term through December 31, 2012.

Base annual rentals under the lease are as follows:

November 2004 – December 2008	$4,472,129
January 2009 – December 2010	5,096,147
Janaury 2011 – December 2012	6,240,180

Expected future minimum rentals to be received from tenants under noncancelable leases, excluding renewal options, in effect at December 31, 2004 are as follows:

Amount
2005	$22,644,982
2006	23,016,609
2007	15,269,870
2008	11,795,101
2009	11,585,201
Thereafter	24,876,568
$109,188,331

The total expected future minimum rentals presented above do not include amounts that may be received under leases for percentage rents or other charges related to escalations and recoveries from tenants for expenses.

(4)       Transactions with Affiliates

LCOR, Inc., an affiliate, performed various services on behalf of the Partnership including accounting, maintenance, and data processing services in 2004. The cost for these services ($645,691 in 2004) is included in the respective expense caption in the accompanying statement of revenue and certain operating expenses.

For its services in connection with the management of the Property’s affairs, LCOR, Inc. received a management fee equal to 3% of gross receipts, as defined. Management fees totaling $1,048,108 were incurred by the Property during 2004.

If an unrelated third party had provided such services, then the amounts paid for these services may have been different.

(5)       Operating Services

Operating services expenses consisted of the following for the year ended December 31, 2004:

Maintenance, repairs, and supplies	$2,001,359
Salaries and related costs	1,867,218
Insurance	347,939
Tenant services	2,822,167
Other	749,455
$7,788,138

(6)       Real Estate Taxes

The Property has an agreement with the City of Jersey City requiring the payment of an annual service charge to the City of Jersey City in lieu of real estate taxes (the Agreement) which ends in December 2006. The Agreement currently provides for the payment of a minimum annual service charge of approximately $4,193,000, subject to certain adjustments as provided in the Agreement. At the conclusion of the Agreement, it is expected that the Property will be assessed by the municipality and be subject to real estate taxes at the then-prevailing rates.

MACK-CALI REALTY CORPORATION

Pro Forma Consolidated Balance Sheet (unaudited)

As of December 31, 2004

(in thousands)

The following unaudited pro forma condensed consolidated balance sheet as of December 31, 2004 is presented as if the Company’s acquisition of 101 Hudson Street, a 1.2 million square foot office building located in Jersey City, New Jersey (“101 Hudson”), which was acquired by the Company on March 2, 2005, had occurred on December 31, 2004.  The unaudited pro forma condensed consolidated balance sheet should be read in conjunction with the pro forma condensed consolidated statement of operations of the Company and the historical financial statements and notes thereto of the Company included in its Form 10-K for the year ended December 31, 2004.

The unaudited pro forma condensed consolidated balance sheet is not necessarily indicative of what the actual financial position of the Company would have been assuming the Company’s acquisition of 101 Hudson had occurred on December 31, 2004, nor does it purport to represent the future financial position of the Company.

		Pro Forma
	Company	Adjustments for		Company
	Historical (A)	101 Hudson		Pro Forma
ASSETS
Rental property
Land and leasehold interests	$593,606	$45,530	(B)	$639,136
Buildings and improvements	3,296,789	255,565	(B)	3,552,354
Tenant improvements	262,626	16,354	(B)	278,980
Furniture, fixtures and equipment	7,938	—		7,938
	4,160,959	317,449		4,478,408
Less – accumulated depreciation and amortization	(641,626)	—		(641,626)
	3,519,333	317,449		3,836,782
Rental property held for sale, net	19,132	—		19,132
Net investment in rental property	3,538,465	317,449		3,855,914
Cash and cash equivalents	12,270	—		12,270
Investments in unconsolidated joint ventures	46,743	—		46,743
Unbilled rents receivable, net	82,586	—		82,586
Deferred charges and other assets, net	155,060	27,962	(B)	183,022
Restricted cash	10,477	—		10,477
Accounts receivable, net of allowance for doubtful accounts of $1,235 and $1,235	4,564	—		4,564

Total assets	$3,850,165	$345,411		$4,195,576

LIABILITIES AND STOCKHOLDERS’ EQUITY
Senior unsecured notes	$1,031,102	—		$1,031,102
Revolving credit facilities	107,000	$330,233	(C)	437,233
Mortgages, loans payable and other obligations	564,198	—		564,198
Dividends and distributions payable	47,712	—		47,712
Accounts payable, accrued expenses and other liabilities	57,002	15,178	(B)	72,180
Rents received in advance and security deposits	47,938	—		47,938
Accrued interest payable	22,144	—		22,144
Total liabilities	1,877,096	345,411		2,222,507

Minority interests:
Operating Partnership	416,855	—		416,855
Consolidated joint ventures	11,103	—		11,103

Total minority interests	427,958	—		427,958

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized, 10,000 and 10,000 shares outstanding, at liquidation preference	25,000	—		25,000
Common stock, $0.01 par value, 190,000,000 shares authorized, 61,038,875 and 61,038,875 shares outstanding	610	—		610
Additional paid-in capital	1,650,834	—		1,650,834
Dividends in excess of net earnings	(127,365)	—		(127,365)
Unamortized stock compensation	(3,968)	—		(3,968)
Total stockholders’ equity	1,545,111	—		1,545,111

Total liabilities and stockholders’ equity	$3,850,165	$345,411		$4,195,576

See accompanying footnotes on page 13.

MACK-CALI REALTY CORPORATION

Pro Forma Condensed Consolidated Statement of Operations (unaudited)

For the Year Ended December 31, 2004

(in thousands, except per share amounts)

The following unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2004 is presented as if the Company’s acquisition of 101 Hudson had occurred on January 1, 2004.

The pro forma information is based upon the historical consolidated results of operations of the Company for the year ended December 31, 2004, after giving effect to the Company’s acquisition of 101 Hudson.  The pro forma condensed consolidated statement of operations should be read in conjunction with the pro forma condensed consolidated balance sheet of the Company and the historical financial statements and notes thereto of the Company included in its Form 10-K for the year ended December 31, 2004.

The unaudited pro forma condensed consolidated statement of operations is not necessarily indicative of what the actual results of operations of the Company would have been assuming the Company’s acquisition of 101 Hudson had occurred on January 1, 2004, nor does it purport to represent the Company’s results of operations for future periods.

		Pro Forma
	Company	Adjustments for		Company
	Historical (AA)	101 Hudson		Pro Forma
REVENUES
Base rents	$508,781	$33,624	(BB)	$542,405
Escalations and recoveries from tenants	67,079	12,635	(BB)	79,714
Parking and other	13,131	—		13,131
Total revenues	588,991	46,259		635,250

EXPENSES
Real estate taxes	69,877	4,194	(BB)	74,071
Utilities	42,157	793	(BB)	42,950
Operating services	76,635	7,788	(BB)	84,423
General and administrative	31,793	212	(BB)	32,005
Depreciation and amortization	130,254	15,090	(CC)	145,344
Interest expense	109,649	7,298	(DD)	116,947
Interest income	(1,366)	—		(1,366)
Total expenses	458,999	35,375		494,374
Income from continuing operations before minority interest and equity in earnings of unconsolidated joint ventures	129,992	10,884		140,876
Minority interest in Operating Partnership	(28,438)	(1,241	)(EE)	(29,679)
Equity in earnings of unconsolidated joint ventures (net of minority interest), net	(3,452)	—		(3,452)
Gain on sale of investment in unconsolidated joint ventures (net of minority interest)	637	—		637
Income from continuing operations	$98,739	$9,643		$108,382

Basic – Income from continuing operations per share	$1.60			$1.76
Diluted – Income from continuing operations per share	$1.59			$1.75

Basic weighted average shares outstanding	60,351			60,351

Diluted weighted average shares outstanding	68,743			68,743

See accompanying footnotes on page 14.

MACK-CALI REALTY CORPORATION

Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited)

(Dollar amounts in thousands, except per share amounts)

Adjustments to the Pro Forma Consolidated Balance Sheet:

The adjustments to the pro forma consolidated balance sheet as of December 31, 2004 are as follows:

(A)      Reflects the Company’s historical consolidated balance sheet as of December 31, 2004.

(B)       Reflects the acquisition of 101 Hudson on March 2, 2005, as follows:

Assets purchased:
Land	$45,530
Buildings and improvements	255,565
Tenant improvements	16,354
Deferred charges and other assets, net (Above-market lease value & other purchase accounting intangibles)	27,962
Less liabilities:
Accounts payable, accrued expenses and other liabilities (below-market lease value intangibles)	(15,178)

Net assets acquired (total acquisition cost)	$330,233

(C)       Represents the Company’s approximate aggregate pro forma borrowings on the Company’s revolving credit facility of $330,233 as the means in funding the acquisition of 101 Hudson.

Adjustments to the Pro Forma Condensed Consolidated Statement of Operations:

The adjustments to the pro forma condensed consolidated statement of operations for the year ended December 31, 2004 are as follows:

(AA)   Reflects the Company’s historical condensed consolidated statement of operations for the year ended December 31, 2004.

(BB)    Reflects the pro forma adjustment for the acquisition of 101 Hudson, as follows:

	Historical	Adjustments
	Revenues	Resulting
	and Certain	from Purchasing		Pro Forma
	Expenses	the Property		Adjustment
REVENUES
Base rents	$23,586	$10,038	(1)	$33,624
Escalations and recoveries from tenants	12,635	—		12,635
Total revenues	36,221	10,038		46,259

EXPENSES
Real estate taxes	4,194	—		4,194
Utilities	793	—		793
Operating services	7,788	—		7,788
Management fees	1,048	(1,048	)(2)	—
General and administrative	212	—		212
Total expenses	14,035	(1,048)		12,987

Net income	$22,186	$11,086		$33,272

(1)   Increase in base rents to reflect pro forma base rents presented on a straight-line basis calculated from January 1, 2004 forward.  Base rents is also adjusted for the amortization of above and below-market lease values, net, on a straight-line basis over the remaining term of in-place leases as a result of purchase accounting.

(2)   Management fees incurred by 101 Hudson are eliminated on a pro forma basis as such fees will be paid to a consolidated subsidiary of the Company following 101 Hudson’s acquisition, which will be eliminated in consolidation.

(CC)    Depreciation and amortization has been adjusted to reflect the building and tenant improvement-related portions of the 101 Hudson total acquisition cost depreciated using the straight-line method over a 40-year life for building and the remaining lease terms for tenant improvements.  Depreciation and amortization also includes the pro forma effect of amortization of allocated in-place lease values for 101 Hudson (resulting from purchase accounting) on a straight-line basis over the remaining term of in-place leases.

(DD)   The pro forma adjustment to interest expense reflects additional interest cost as a result of pro forma borrowings on the Company’s revolving credit facility of $330,233 (at a weighted average rate of 2.21%) to fund the acquisition cost of 101 Hudson.

(EE)     Reflects the pro forma adjustment to minority interest for the acquisition of 101 Hudson based upon the weighted average percentage of common units in the Operating Partnership to common shares and units outstanding of 11.4 percent.

MACK-CALI REALTY CORPORATION

Estimated Twelve Month Pro Forma Statement of

Taxable Operating Results and Operating Funds Available (unaudited)

The following unaudited statement is a pro forma estimate for a twelve month period of taxable operating results and funds available from operations of the Company.  The pro forma statement is based on the Company’s historical operating results for the year ended December 31, 2004, adjusted for historical operations of 101 Hudson (as reported in this Current Report on Form 8-K) and certain items related to operations which can be factually supported.  This statement does not purport to forecast actual taxable operating results for any period in the future.

This statement should be read in conjunction with (i) the historical financial statements of the Company and (ii) the pro forma financial statements of the Company.

Estimate of Taxable Operating Results (in thousands):

December 31, 2004

Mack-Cali Realty Corporation Pro Forma income before minority interest for the year, exclusive of depreciation and amortization	$283,054
Estimated net adjustment for tax basis income recognition (Note 1)	(6,586)
Estimated tax deduction from the exercise and sale of stock options under the Company’s stock option plans and other compensation related items	(5,884)
Estimated taxable income from discontinued operations	7,211
Estimated taxable income from joint ventures in excess of equity in earnings of unconsolidated joint ventures	12,247
Estimated tax depreciation and amortization (Note 2)	(107,763)

Pro Forma estimate of taxable operating results before allocation to minority interest in operating partnership and dividends deduction	182,279
Estimated allocation to minority interest in Operating Partnership (Note 3)	(35,530)
Estimated dividends deduction	(152,581)
$(5,832)
Pro Forma estimate of taxable operating results	—

Estimate of Operating Funds Available (in thousands):
Pro Forma estimate of taxable operating results before allocation to minority interests in operating partnership and dividends deduction	$182,279
Add:pro forma depreciation and amortization	107,763

Estimated pro forma operating funds available (Note 4)	$290,042

Note 1:     Represents the net adjustment to reverse the effect of (i) rental revenue recognized on a straight line basis and the amortization of above and below market lease values and (ii) tax gains in excess of book income.

Note 2:       Tax depreciation for the Company is based upon the original cost or purchase price allocated to the buildings, depreciated on a straight-line method over their respective tax lives.

Note 3:       Estimated allocation of taxable income to minority interest in operating partnership is based on a 18.857 percent minority interest in the operating partnership after certain gross income and depreciation adjustments, with a special allocation of depreciation on properties included in the Initial Public Offering and subsequent acquisitions where Operating Units were issued as part of the consideration in the transaction.

Note 4:       Operating funds available does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs.

(c)           Exhibits.

Exhibit No.	Description

23.1	Consent of KPMG LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: April 29, 2005	By:	/s/ MITCHELL E. HERSH
Mitchell E. Hersh
President and Chief Executive Officer

Dated: April 29, 2005	By:	/s/ BARRY LEFKOWITZ
Barry Lefkowitz
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP.